UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2010

COMPREHENSIVE CARE CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	1-9927	95-2594724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3405 W. Dr. Martin Luther King Jr. Blvd, Suite 101 Tampa, Florida		33607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 288-4808

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On June 17, 2010, Comprehensive Care Corporation (the “Company”) entered into an Agreement of Exchange and Issuance of Senior Notes and Warrants with the Linda S. Vogt Indenture Trust (the “Vogt Trust”).

Pursuant to the terms of an Exchange and Issuance of Senior Notes and Warrants Agreement between the Company and the Vogt Trust (the “Vogt Exchange Agreement”), the Company and the Vogt Trust completed an exchange (the “Vogt Exchange”) whereby the Vogt Trust exchanged $66,000.00 in principal amount of the Company’s outstanding 7- 1/2% Convertible Subordinated Debentures (the “Debentures”) plus accrued interest thereon for (i) a senior promissory note issued by the Company to the Vogt Trust in the principal amount of $68,475.00 ( the “Vogt Senior Note”), (ii) a warrant issued by the Company to the Vogt Trust to purchase 273,900 shares of the Company’s common stock ( the “Vogt Warrant”), and (iii) cash paid by the Company to the Vogt Trust in the amount of $3,423.75 (the “Vogt Exchange Cash”).

The Vogt Exchange Agreement provides for the obligations of the Company and the Vogt Trust, respectively, in their respective exchanges, and contains customary representations and warranties of the Company relating thereto. The Vogt Senior Note bears interest at a rate of 10% per annum to be paid semiannually on April 15 and October 15 of each year through April 15, 2012, and the principal of such notes is due on April 15, 2012. The Vogt Senior Note contains (i) provisions defining Events of Default thereunder, including, without limitation, failure by the Company to make payments of interest or principal when due, and (ii) certain covenants of the Company, including, without limitation, covenants to pay the principal and interest due on such notes and restrictions on mergers of the Company and transfers of substantially all of its assets.

The Vogt Warrant may be exercised in whole or in part at an initial exercise price of $0.25 per share at any time until 6:00 pm (Eastern) on June 17, 2015. The Vogt Warrant contains anti-dilution provisions triggered by certain events involving the Company, including, without limitation, the issuance of dividends, stock splits, mergers and consolidations and other dilutive issuances by the Company.

The Vogt Senior Note, the Vogt Warrant, and the Vogt Exchange Cash were issued or paid, as the case may be, by the Company to the Vogt Trust in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided in Section 3(a)(9) thereof. No sales of securities of the same class as the Vogt Senior Note or the Vogt Warrant were made by the Company by or through an underwriter at or about the same time as the Vogt Exchange. The Vogt Exchange was effectuated in response to an unsolicited request by Alan D. Vogt and Linda S. Vogt, as trustees of the Vogt Trust.

The foregoing description is a summary of certain of the terms of the Vogt Senior Note, the Vogt Warrant, and the Vogt Exchange Agreement. This summary does not purport to be complete and is qualified in its entirety by the complete text of (i) the form of Vogt Senior Note, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference, (ii) the form of Vogt Warrant, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference, and (iii) the Vogt Exchange Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Form of Vogt Senior Note.

4.2	Form of Vogt Warrant.

10.1	Exchange Agreement between the Vogt Trust and the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION

Date: June 22, 2010	By:	/S/ GIUSEPPE CRISAFI
Giuseppe Crisafi
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of Vogt Senior Note.

4.2	Form of Vogt Warrant.

10.1	Exchange Agreement between the Vogt Trust and the Company.